UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 3, 2026
FIRSTCASH HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10960	87-3920732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 West 7th Street, Fort Worth, Texas 76102
(Address of principal executive offices, including zip code)

(817) 335-1100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	FCFS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934.    ☐

Item 7.01 Regulation FD Disclosure.

FirstCash Holdings, Inc. (the “Company”) has made available on its corporate website (investors.firstcash.com) its most recent investor presentation. The presentation is also furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in Item 7.01 of this Current Report by this reference.

The information provided in this Item 7.01, including Exhibit 99.1 attached hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1	FirstCash Holdings, Inc. Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2026	FIRSTCASH HOLDINGS, INC.
(Registrant)

/s/ R. DOUGLAS ORR
R. Douglas Orr
Executive Vice President and Chief Financial Officer
(As Principal Financial Officer)

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